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                                                                   EXHIBIT 10.11

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FORM 3510-1                                                                            FORM APPROVED
(MAY 1992)                                                                           OMB NO. 1004-0121
                                  UNITED STATES                                  Expires: November 30, 1992
                             DEPARTMENT OF INTERIOR
                            BUREAU OF LAND MANAGEMENT

                            PROSPECTING APPLICATION AND PERMIT

                                                                    1.  Serial Number (SEE SPECIFIC INSTRUCTIONS - ITEM 1)
                                                                        MTM 88980 (Acq)

                                                                    2.  What mineral(s) are you applying for?
                                                                        Precious Gems & Precious Metals

3a.  Applicant's name      Britt Minerals, Inc.            5.  Legal description of land included in permit
                                                               APPLICANT DOES NOT FILL IN THIS SPACE

                                                                    T.  14  N.,  R.  26  E.,  P.M.M.
                                                                   ----------------------------------
                                                                   Sec.  31: Lot 1, SE1/4SW 1/4, S1/2SE 1/4

                                                                   80.0 acres, Petroleum County, Montana

3b.  Applicant's address
P.O. Box 7495, Missoula, MT  59807

4.  Give legal description of land requested (SEE GENERAL INSTRUCTIONS, ITEM 4)

         S1/2 S1/2 Sec. 31, T14N, R26E
         M.P.M.
         Petroleum County, Montana

Total acres 160             Rental submitted $ 80                 Total acres                           Rental retained $

6. Are the lands administered by a government agency?   [X] Yes [ ] No (IF "YES", GIVE NAME OF AGENCY)  BLM

7. Are you the sole party in interest? [X] Yes [ ] No (SEE SPECIFIC INSTRUCTIONS - ITEM 7)

8a. Are you a citizen of the United States? [X] Yes [ ]     8b. Are you over the age of majority? [X] Yes [ ]

9a. Is application made for a corporation or other legal entity? [X] Yes [ ] No (IF "YES," SEE SPECIFIC INSTRUCTIONS - ITEM 9A)

9b. Has a statement of qualification been filed? [X] Yes [ ] No (IF "YES," GIVE FILE NUMBER, IF "NO," SEE REGULATION 43 CFR 3502)

10. Be sure to enclose a nonrefundable            11.  Be sure to enclose the first year's advance rental computed at the rate
    filing fee of $25.00                          of 50 (cent) per acre or fraction thereof (SEE SPECIFIC INSTRUCTIONS - ITEM 11)

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I CERTIFY That my interests, direct or indirect, in leases, permits, and application therefor, do not exceed the maximum permitted by law or regulation, and that the statements made herein are true, complete, and correct to the best of my knowledge and belief and are made in good faith.

 /s/ Peter Ellsworth                   /s/ Garry J. Carlson
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         (Signature of Applicant)             (Signature of Applicant)


February 28, 1999
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                 (Date)                         (Attorney-in-fact)

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Title 18 U.S.C. Section 1001, makes it a crime for any person knowingly and willfully to make to any department or agency of the United States any false, fictitious fraudulent statements or representations as to any matter within its jurisdiction.

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                          DO NOT WRITE BELOW THIS LINE

                _____________________________ PROSPECTING PERMIT
                      (Name of Mineral(s))

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                          THE UNITED STATES OF AMERICA


Effective Date of permit October 1, 1999      By /s/ [ILLEGIBLE]
                                                 -------------------------------
                                                 (Authorized Officer)
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The permit is issued for a period of  TWO  years

                         CHIEF, BRANCH OF SOLID MINERALS             9/23/99
                         ------------------------------------------------------
                                     (Title)                         (Date)


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A permit for the lands in Item 5 is hereby issued under the

_____    Mineral Leasing Act, 30 U.S.C. 181 ET SEQ.,
_____    Acquired Lands Leading Act, 30 U.S.C. 351 ET SEQ.,
_____    Section 402 of Reorganization Plan No.  3 of 1946,
            5 U.S.C. Appendix 1031,
_____    Other Special Act(s) (as indicated below)

and is subject to all regulations found in 43 CFR 3500 and to the terms and conditions set forth.

This permit, to the extent applicable, is subject to standard and/or special stipulations. XX Stipulations are attached.

PERMIT TERMS AND CONDITIONS

Sec. 1. RIGHTS CONFERRED BY ISSUANCE OF PROSPECTING PERMIT. Permittee is granted the exclusive right to prospect on and explore the lands to determine the existence of a valuable deposit of the mineral applied for or any compound of that mineral in accordance with the terms and conditions of the permit. Permittee shall diligently prospect the lands by core drilling or other acceptable methods. The permittee may remove only such material as is necessary to demonstrate the existence of a valuable mineral deposit.

Sec. 2. OPERATING REGULATIONS. (a) Permittee shall comply with all regulations of the Secretary of the Interior; and, as to the lands described herein under his jurisdiction, to the regulations and orders of the Secretary of Agriculture.

(b) Permittee shall comply with the provisions of the operating regulations of the Bureau of Land Management (43 CFR 3590) and all orders issued pursuant thereto. Copies of the operating regulations may be obtained from the authorized officer.

(c) Permittee shall maintain a permit bond in the amount determined by the authorized officer.

(d) Permittee shall allow inspection of the premises and operations by duly authorized representatives of the Departments of the Interior, Agriculture, or other agency administering the lands and shall provide for the free ingress and egress of Government officers and users of the lands under authority of the United States.

Sec. 3. MULTIPLE USE. (a) Valid existing rights acquired prior hereto on the lands described herein will not be adversely affected hereby.

(b) The granting of this permit will not preclude the issuance of other permits, leases, or other development of the same lands.

(c) The permitted lands shall be subject, at all times, to any other lawful uses by the United States, its lessees, permittees, licensees, and assigns, but such use shall not materially interfere with the permittee's operations hereunder.

(d) The Government reserves the right to sell or otherwise dispose of the surface of the permitted lands under existing law or laws hereafter enacted, insofar as such disposal will not materially interfere with the rights of the permittee.

(e) The permittee shall afford all facilities for inspection of the prospecting work on behalf of the Secretary of the Interior or head of agency administering the lands and to make a report, on demand, of all matters pertaining to the character, progress, and results of such work.

(f) The permittee shall observe such conditions an to the use and occupancy of the surface of the lands as provided by law, in case any of said lands shall have been or may be entered or patented with a reservation of mineral deposits to the United States.

Sec. 4. REMOVAL OF DEPOSITS. Permittee shall remove from the lands only such deposits as may be necessary to experimental work or to establish the existence of valuable deposits within the permit area and shall keep a record of all minerals mined.

Sec.5. RENTAL. Permittee must pay an annual rental of 50 cents per acre, or fraction thereof, but not less than $20 per year. The annual rental payment shall be made on or before the anniversary date of the permit, payable to Minerals Management Service.

Sec. 6. EXTENSION OF PERMIT. (a) This permit may be subject to extension under applicable regulation upon approval of the authorized officer of the Bureau of Land Management and upon the showing of entitlement hereto. (No extension may be granted for sodium or sulphur prospecting permits.)


authorized by law or regulation, must be filed in the proper BLM office at least 90 days prior to the date of expiration of this permit. Unless such an application is filed within the time specified, this permit will expire without notice to the permittee.

Sec. 7. ASSIGNMENTS. All assignments or transfers of this permit or of any interest therein must be filed with the Bureau of Land Management for approval in accordance with the provisions of the appropriate regulation and will take effect as of the first day of the month following approval thereof, or, if transferee so requests, as of the first day of the month during which such approval is given.

Sec. 8. RELINQUISHMENT OF PERMIT. Permittee may relinquish this permit, in whole or part, by filing in the proper BLM office a written relinquishment which, upon acceptance by the authorized officer, shall be effective as of the date of filing.

Sec. 9. TERMINATION OR CANCELLATION. (a) This permit shall terminate automatically upon failure of the permittee to pay the rental on or before the anniversary date thereof.

(b) This permit may be cancelled in accordance with the regulations upon failure by permittee to comply with the regulations or the provisions of the law, or for violation of any of the terms or stipulations of the permit and exploration plan. Such cancellation may occur if such failure or default continues for 30 days after service of written notice thereof by the authorized officer.

Sec. 10. PROTECTION OF SURFACE, NATURAL RESOURCES, AND IMPROVEMENTS. The permittee agrees to take such reasonable steps as may be needed to prevent operations on the permitted lands from unnecessarily (1) causing or contributing to soil erosion or damaging crops, including forage, and timber growth thereon or on Federal or non-Federal lands in the vicinity; (2) polluting air and water;
(3) damaging improvements owned by the United States or other parties; or (4) destroying, damaging or removing fossils, historic or prehistoric ruins, or artifacts; and upon any partial or total relinquishment or the cancellation or expiration of this permit, or at any other time prior thereto when required and to the extent deemed necessary by the lessor to fill any pits, ditches and other excavations, remove or cover all debris, and so far as reasonably possible, restore the surface of the permitted land and access roads to their former conditions, including the removal of structures as and if required. The lessor may prescribe the steps to be taken and restoration to be made with respect to the permitted lands and improvements thereon whether or not owned by the United States.

Sec. 11. ANTIQUITIES AND OBJECTS OF HISTORIC VALUE. When American antiquities or other objects of historic or scientific interest including but not limited to historic or prehistoric ruins, fossils or artifacts are discovered on lands covered by this permit, or discovered during performance of this permit, the item(s) or condition(s) will be left intact and immediately brought to the attention of the contracting officer or his authorized representative.

Sec. 12. DISCOVERY OF VALUABLE DEPOSIT. A permittee may file an application for a preference right lease not later than 60 days after expiration of the prospecting permit. An applicant for a preference right lease must show that a valuable deposit of the mineral specified in the prospecting permit was discovered within the permit area and during the life of the permit. For preference right lease applications for sodium, potassium and sulphur, it additionally must be shown that the lands are chiefly valuable for that mineral (as opposed to nonmineral disposition of the lands). See regulations in 43 CFR,
Part 3500 for filing requirements for specific minerals.

Sec. 13. EQUAL OPPORTUNITY CLAUSE. This permit is subject to the provisions of Executive order No. 11246 of Sept. 24, 1965, as amended, which sets forth the nondiscrimination clauses. A copy of this order may be obtained from the authorized officer.

Sec.  14.  SPECIAL STIPULATIONS.                                   See attached



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                    UNITED STATES DEPARTMENT OF THE INTERIOR
                            Bureau of Land Management

                                                                  MTM 88979 Acq.

           ACQUIRED MINERALS - PROSPECTING PERMIT SPECIAL STIPULATIONS

1. BOND. The permittee shall file with the Montana State Office of the Bureau of Land Management a bond prior to permit issuance in the amount of $1,000 for the use and benefit of the United States to insure surface and subsurface reclamation. An increase in the amount of the bond may be required upon approval of the exploration plan or upon changes in the exploration plan, or a t any other time during the life of the permit to reflect changed conditions.

2. EXTENSION. To qualify for an extension of the permit, the permittee must drill or excavate at least one exploration hole, trench, test pit, or perform other comparable exploration, (e.g., substantial amounts of work as described in stipulation No. 4.) The requirements may be waived by the Field Office Manager if the permittee is unable to comply due to conditions beyond the permittee's control or for other reasons, as provided by regulation 43 CFR 3562.9.

3. SUPERVISION. The Field Office Manager is responsible for the review and approval of exploration plans and modifications thereof, inspection and enforcement of requirements, and will receive quarterly progress reports submitted by the permittee. These reports will describe, with narrative and maps, surface disturbance and/or reclamation and exploration work completed as of the date of the report.

4. EXPLORATION RESULTING IN NO SURFACE DISTURBANCE. Prior to conducting activities on the permit area which do not disturb the surface or surface resources, (e.g., geological mapping, geochemical surveys, ground and aerial geophysical surveys, and sampling of outcrops and old workings), the permittee shall notify the Field Office Manager, in writing, when such activities will commence, and thereafter furnish quarterly progress reports as described above. The results of such work shall be submitted in accordance with the requirements of stipulation No. 6.

5. EXPLORATION RESULTING IN SURFACE OR SURFACE RESOURCE DISTURBANCE. Prior to conducting activities which disturb the surface or surface resources on the permit area, the permittee will submit to the Field Office Manager, for review and approval, three copies of the proposed exploration plan containing the information required by regulation 43 CFR 3562.3-3. After the plan is approved, the permittee shall furnish the Office Manager with written notice stating when the approved activities will commence, and thereafter furnish the Field Office Manager with quarterly reports on the progress of the exploration.

Exploration plans may be modified by the Field Office Manager to adjust to changed conditions or to correct an oversight. The permittee may modify an approved plan by submitting a written justification of the proposed changes to the Field Office Manager for prior approval.

If circumstances warrant, or if development of an exploration plan for the entire operation is dependent upon unknown factors which cannot or will not be determined except during the progress of the exploration, a partial plan may be approved and supplemented from time to time. The permittee shall not, however, perform any exploration except under an approved plan.


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                                                                  MTM 88979 Acq.

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6. EXPLORATION DATA SUBMITTAL. The geologic data gathered under the terms of this prospecting permit shall be submitted promptly after the conclusion of exploration to the Chief, Branch of Solid Minerals, Montana State Office of the Bureau of Land Management. Such data may include but is not limited to maps, drill hole logs, analyses, cross sections, or other graphic illustrations showing the geologic and physical mode of occurrence of the deposit.

7. DISCOVERY DATA. In the event the permittee applies for a preference right lease, geologic and supplementary data will be used to determine whether or not the permittee has discovered a valuable deposit. The supplementary data will indicate the nature of the deposit, the physical and geologic mode of occurrence, the average grade and tonnage as established prior to permit expiration, the anticipated mining and processing methods, and the intended markets. A valuable deposit is a deposit of such character and quantity that a prudent person would be justified in the further expenditure of his labor and means with a reasonable prospect of developing a valuable mine.

Exploration plans may be changed by mutual consent of the Field Office Manager and the operator at any time to adjust to changed conditions or to correct an oversight. To obtain approval of a changed or supplemental plan, the operator shall submit a written statement of the proposed changes or supplement and the justification of the changes proposed.

/s/ Peter Ellsworth                       9/15/99
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(Permittee's Signature)                              (Date)



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(Permittee's Signature)                              (Date)